Exhibit 99.1

               Advanta Reports Third Quarter Earnings;
        Business Card Results Consistent With Expectations And
                     Reflect Strong Asset Quality

    SPRING HOUSE, Pa.--(BUSINESS WIRE)--Oct. 25, 2004--Advanta Corp. (NASDAQ:ADVNB; ADVNA) today reported net income for Advanta Business Cards of $11.9 million for third quarter 2004, an increase of 40% over the $8.5 million reported for third quarter 2003 and consistent with the Company's expectations. Advanta reported consolidated net income for the quarter of $10.6 million or $0.38 per diluted share for Class A and Class B shares combined up from $6.9 million or $0.27 per diluted share for third quarter 2003. Consolidated net income includes asset valuation charges associated with the valuation of the Company's venture capital portfolio of $0.04 per diluted share for third quarter 2004 and $0.05 per diluted share for third quarter 2003.
    "We are pleased to report another quarter of strong asset quality performance," said Dennis Alter, Chairman and CEO. "During the quarter, our managed net charge-off rate declined 51 basis points and our over 30 day delinquency rate for managed business credit card receivables is the lowest we have reported in four years. We deepened relationships through new alliances and successful customer relationship activities, as evidenced by our robust transaction volume and solid receivables growth."
    Advanta ended the quarter with managed business credit card receivables of $3.2 billion as compared to $2.9 billion at September 30, 2003. The current quarter's earnings reflect a 179 basis point decline in net principal charge-offs on managed business credit card receivables to 6.48% on an annualized basis, as compared to 8.27% for third quarter 2003. Over 30 day delinquencies on managed business credit card receivables declined 173 basis points to 4.42% and over 90 day delinquencies decreased 72 basis points to 2.13%, each as compared to third quarter 2003. At September 30, 2004, owned business credit card receivables were $710 million as compared to $533 million at September 30, 2003. Net principal charge-offs on owned business credit card receivables declined 200 basis points to 6.46%, as compared to 8.46% for third quarter 2003. Over 30 day delinquencies on owned business credit card receivables declined 159 basis points to 4.16% and over 90 day delinquencies decreased 66 basis points to 2.01%, each as compared to third quarter 2003.

    Conference Call Details

    Advanta management will hold a conference call with analysts and institutional investors today, October 26, at 9:00 a.m. Eastern time. The call will be broadcast simultaneously for the public over the Internet through www.advanta.com or www.vcall.com. To listen to the live call, please go to the website at least 15 minutes early to register, download, and install any necessary audio software. Replays of the call will be available beginning at noon today on the Internet at www.advanta.com or www.vcall.com or by dialing (719) 457-0820 and referring to confirmation code 953279. The conference call may include a discussion of non-GAAP financial measures, which are reconciled to the most directly comparable GAAP financial measure in this press release or our statistical supplements, both available at www.advanta.com in the "Corporate Info" section.

    About Advanta

    Advanta focuses on the small business market and related community, providing funding and support to the nation's small businesses through innovative products and services. Using its direct marketing and information based expertise, Advanta identifies potential customers and provides a high level of service tailored to the unique needs of small businesses. Advanta is one of the nation's largest issuers (through Advanta Bank Corp.) of MasterCard business credit cards to small businesses. Since 1951, Advanta has pioneered many of the marketing techniques common in the financial services industry today, including remote lending and direct mail, affinity and relationship marketing. Learn more about Advanta at www.advanta.com.

    This Press Release contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ from those projected. Risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.
    In addition to the GAAP results provided throughout this document, the Company has provided managed receivable data and other non-GAAP financial measurements. Management believes that these non-GAAP financial measures used in managing the business may provide users additional useful information. The tables attached to this press release include a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure and a description of why the non-GAAP financial measures are useful to investors.


                                ADVANTA
                       SEGMENT INCOME STATEMENT
                            (in thousands)

                          Three Months Ended
                          September 30, 2004
----------------------------------------------------------------------

                                Advanta
                                Business  Venture
                                 Cards    Capital   Other(A)   Total
                                --------  --------  --------  --------
Interest income                $ 25,916  $      1  $  1,933  $ 27,850
Interest expense                  9,224        85     1,930    11,239
                                --------  --------  --------  --------
Net interest income              16,692       (84)        3    16,611
Provision for credit losses      11,698         0       (40)   11,658
                                --------  --------  --------  --------
Net interest income after
 provision for credit losses      4,994       (84)       43     4,953
Noninterest revenues:
   Securitization income         31,410         0         0    31,410
   Servicing revenues            12,382         0         0    12,382
   Other revenues, net           28,849    (2,058)       76    26,867
                                --------  --------  --------  --------
Total noninterest revenues       72,641    (2,058)       76    70,659
Operating expenses               57,967         5       119    58,091
                                --------  --------  --------  --------
Income (loss) before income
 taxes                           19,668    (2,147)        0    17,521
Income tax expense (benefit)      7,769      (848)        0     6,921
                                --------  --------  --------  --------
Net income (loss)              $ 11,899  $ (1,299) $      0  $ 10,600
                                ========  ========  ========  ========


                          Three Months Ended
                          September 30, 2003
----------------------------------------------------------------------

                                Advanta
                                Business  Venture
                                 Cards    Capital   Other(A)   Total
                                --------  --------  --------  --------
Interest income                $ 31,597  $      0  $  1,969  $ 33,566
Interest expense                 12,339       117       509    12,965
                                --------  --------  --------  --------
Net interest income              19,258      (117)    1,460    20,601
Provision for credit losses      16,544         0        19    16,563
                                --------  --------  --------  --------
Net interest income after
 provision for credit losses      2,714      (117)    1,441     4,038
Noninterest revenues:
   Securitization income         28,558         0         0    28,558
   Servicing revenues             9,549         0         0     9,549
   Other revenues, net           26,947    (1,985)    1,015    25,977
                                --------  --------  --------  --------
Total noninterest revenues       65,054    (1,985)    1,015    64,084
Expenses:
   Operating expenses            53,983       543       236    54,762
   Minority interest in income
    of consolidated subsidiary        0         0     2,220     2,220
                                --------  --------  --------  --------
Total expenses                   53,983       543     2,456    56,982
                                --------  --------  --------  --------
Income (loss) before income
 taxes                           13,785    (2,645)        0    11,140
Income tax expense (benefit)      5,307    (1,018)        0     4,289
                                --------  --------  --------  --------
Net income (loss)              $  8,478  $ (1,627) $      0  $  6,851
                                ========  ========  ========  ========

(A) Other includes investment and other activities not attributable to the Advanta Business Cards or Venture Capital segments.


                                ADVANTA
                   SUPPLEMENTAL NON-GAAP DISCLOSURE
            ADVANTA BUSINESS CARDS MANAGED INCOME STATEMENT
                            (in thousands)

In addition to evaluating the financial performance of the Advanta Business Cards segment under generally accepted accounting principles
(GAAP), we evaluate Advanta Business Cards' performance on a managed basis. Our managed receivable portfolio is comprised of both owned and securitized business credit card receivables. We sell business credit card receivables through securitizations accounted for as sales under GAAP. We continue to own and service the accounts that generate the securitized receivables. Managed data presents performance as if the securitized receivables had not been sold. We believe that performance on a managed basis provides useful supplemental information because we retain interests in the securitized receivables and, therefore, we have a financial interest in and exposure to the performance of the securitized receivables. Revenue and credit data on the managed portfolio provides additional information useful in understanding the performance of the retained interests in securitizations. A reconciliation of these managed financial measures to the most directly comparable GAAP financial measures is included in this press release.


                                                 Three Months Ended
                                               -----------------------
                                                 Sept. 30,   Sept. 30,
                                                   2004        2003
                                                ----------  ----------
Interest income                                $  116,024  $  114,977
Interest expense                                   22,963      21,696
                                                ----------  ----------
Net interest income                                93,061      93,281
Provision for credit losses                        52,438      60,132
                                                ----------  ----------
Net interest income after provision for credit
 losses                                            40,623      33,149
Noninterest revenues                               37,012      34,619
                                                ----------  ----------
Risk-adjusted revenues (A)                         77,635      67,768
Operating expenses                                 57,967      53,983
                                                ----------  ----------
Income before income taxes                         19,668      13,785
Income tax expense                                  7,769       5,307
                                                ----------  ----------
Net income                                     $   11,899  $    8,478
                                                ==========  ==========

Average managed business credit card
 receivables                                   $3,159,987  $2,859,187


(A) Risk-adjusted revenues represent net interest income and noninterest revenues, less provision for credit losses.


                               ADVANTA
                              HIGHLIGHTS
                (in thousands, except per share data)

                             Three Months Ended       Percent Change
                       ------------------------------      From
                       Sept. 30,  June 30,  Sept. 30,  Prior   Prior
EARNINGS                  2004      2004       2003   Quarter   Year
----------------------------------------------------------------------
Basic income from
 continuing operations
 per common share:
     Class A          $    0.40  $   0.42  $    0.27    (4.8)%  48.1 %
     Class B               0.43      0.44       0.29    (2.3)   48.3
     Combined (A)          0.42      0.43       0.28    (2.3)   50.0
Diluted income from
 continuing operations
 per common share:
     Class A               0.37      0.39       0.26    (5.1)   42.3
     Class B               0.38      0.40       0.28    (5.0)   35.7
     Combined (A)          0.38      0.40       0.27    (5.0)   40.7
Basic net income per
 common share:
     Class A               0.40      0.42       0.27    (4.8)   48.1
     Class B               0.43      0.45       0.29    (4.4)   48.3
     Combined (A)          0.42      0.44       0.28    (4.5)   50.0
Diluted net income per
 common share:
     Class A               0.37      0.40       0.26    (7.5)   42.3
     Class B               0.38      0.41       0.28    (7.3)   35.7
     Combined (A)          0.38      0.41       0.27    (7.3)   40.7

Return on average
 common equity            11.38 %   12.21 %     8.36 %  (6.8)   36.1

COMMON STOCK DATA
----------------------------------------------------------------------
Weighted average
 common shares used to
 compute:
   Basic earnings per
    common share
     Class A              8,803     8,794      8,978     0.1 %  (1.9)%
     Class B             16,479    16,172     15,100     1.9     9.1
                       ---------  --------  ---------
     Total               25,282    24,966     24,078     1.3     5.0
   Diluted earnings
    per common share
     Class A              8,803     8,794      8,978     0.1    (1.9)
     Class B             19,303    18,329     16,251     5.3    18.8
                       ---------  --------  ---------
     Total               28,106    27,123     25,229     3.6    11.4

Ending shares
 outstanding
     Class A              9,607     9,607      9,687     0.0    (0.8)
     Class B             18,264    18,093     17,390     0.9     5.0
                       ---------  --------  ---------
     Total               27,871    27,700     27,077     0.6     2.9

Stock price:
   Class A
     High             $   23.55  $  23.21  $   11.75     1.5   100.4
     Low                  19.73     15.43       9.49    27.9   107.9
     Closing              22.80     21.93      10.98     4.0   107.7
   Class B
     High                 24.44     24.12      11.95     1.3   104.5
     Low                  20.30     15.13       9.66    34.2   110.1
     Closing              24.19     22.92      10.69     5.5   126.3

Cash dividends
 declared:
     Class A              0.095     0.095      0.063     0.0    50.0
     Class B              0.113     0.113      0.076     0.0    50.0

Book value per common
 share                    14.54     14.28      13.56     1.8     7.2

(A) Combined represents income available to common stockholders divided by the combined total of Class A and Class B weighted average common shares outstanding.


                               ADVANTA
                   BUSINESS CREDIT CARD STATISTICS
                            (in thousands)

                          Three Months Ended          Percent Change
                  ------------------------------------     From
                   Sept. 30,   June 30,   Sept. 30,    Prior   Prior
                     2004        2004        2003     Quarter   Year
                  ----------------------------------------------------
Transaction
 volume           $2,125,757  $1,994,647  $1,816,195     6.6 %  17.0 %
Securitization
 volume increase
 (decrease)
 excluding
 replenishment
 sales               (35,000)          0     (19,750)    N/M    77.2
Average managed
 receivables:
   Owned             646,934     583,581     734,715    10.9   (11.9)
   Securitized     2,513,053   2,532,885   2,124,472    (0.8)   18.3
                   ----------  ----------  ----------
   Managed (A)     3,159,987   3,116,466   2,859,187     1.4    10.5
Ending managed
 receivables:
   Owned             709,991     549,862     533,398    29.1    33.1
   Securitized     2,511,030   2,546,777   2,343,221    (1.4)    7.2
                   ----------  ----------  ----------
   Managed (A)     3,221,021   3,096,639   2,876,619     4.0    12.0

----------------------------------------------------------------------
CREDIT QUALITY -
 OWNED
------------------
Receivables 30
 days or more
 delinquent       $   29,552  $   25,493  $   30,681
Receivables 90
 days or more
 delinquent           14,305      13,309      14,225
As a percentage of
 gross receivables:
   Receivables 30
    days or more
    delinquent          4.16 %      4.64 %      5.75 % (10.3)% (27.7)%
   Receivables 90
    days or more
    delinquent          2.01        2.42        2.67   (16.9)  (24.7)
Net principal
 charge-offs:
   Amount         $   10,448  $    9,854  $   15,544
   As a percentage
    of average
    gross
    receivables
    (annualized)        6.46 %      6.75 %      8.46 %  (4.3)  (23.6)

CREDIT QUALITY -
 SECURITIZED
------------------
Receivables 30
 days or more
 delinquent       $  112,674  $  123,123  $  146,206
Receivables 90
 days or more
 delinquent           54,354      63,980      67,795
As a percentage of
 gross receivables:
   Receivables 30
    days or more
    delinquent          4.49 %      4.83 %      6.24 %  (7.0)% (28.0)%
   Receivables 90
    days or more
    delinquent          2.16        2.51        2.89   (13.9)  (25.3)
Net principal
 charge-offs:
   Amount         $   40,740  $   44,640  $   43,588
   As a percentage
    of average
    gross
    receivables
    (annualized)        6.48 %      7.05 %      8.21 %  (8.1)  (21.1)

CREDIT QUALITY -
 MANAGED  (A)
------------------
Receivables 30
 days or more
 delinquent       $  142,226  $  148,616  $  176,887
Receivables 90
 days or more
 delinquent           68,659      77,289      82,020
As a percentage of
 gross receivables:
   Receivables 30
    days or more
    delinquent          4.42 %      4.80 %      6.15 %  (7.9)% (28.1)%
   Receivables 90
    days or more
    delinquent          2.13        2.50        2.85   (14.8)  (25.3)
Net principal
 charge-offs:
   Amount         $   51,188  $   54,494  $   59,132
   As a percentage
    of average
    gross
    receivables
    (annualized)        6.48 %      6.99 %      8.27 %  (7.3)  (21.6)

(A) Managed statistics are non-GAAP financial measures and represent the sum of owned (GAAP) business credit card statistics and securitized business credit card statistics. We believe that performance on a managed basis provides useful supplemental information because we retain interests in the securitized receivables and, therefore, we have a financial interest in and exposure to the performance of the securitized receivables.

N/M - Not Meaningful


                               ADVANTA
 RECONCILIATION OF MANAGED INCOME STATEMENT AND BALANCE SHEET MEASURES
                      TO GAAP FINANCIAL MEASURES
                            (in thousands)

In addition to evaluating the financial performance of the Advanta Business Cards segment under generally accepted accounting principles
(GAAP), we evaluate Advanta Business Cards' performance on a managed basis. Our managed receivable portfolio is comprised of both owned and securitized business credit card receivables. We sell business credit card receivables through securitizations accounted for as sales under GAAP. We continue to own and service the accounts that generate the securitized receivables. Managed data presents performance as if the securitized receivables had not been sold. We believe that performance on a managed basis provides useful supplemental information because we retain interests in the securitized receivables and, therefore, we have a financial interest in and exposure to the performance of the securitized receivables. Revenue and credit data on the managed portfolio provides additional information useful in understanding the performance of the retained interests in securitizations.

                                          Three Months Ended
                                          September 30, 2004
                                --------------------------------------
                                  Advanta                    Advanta
                                 Business                   Business
                                   Cards    Securitization    Cards
                                    GAAP     Adjustments     Managed
                                ----------- -------------- -----------
INCOME STATEMENT MEASURES
Interest income                 $   25,916  $   90,108     $  116,024
Interest expense                     9,224      13,739         22,963
Net interest income                 16,692      76,369         93,061
Securitization income               31,410     (31,410)             0
Servicing revenues                  12,382     (12,382)             0
Other revenues, net                 28,849       8,163         37,012
Total noninterest revenues          72,641     (35,629)        37,012
Provision for credit losses         11,698      40,740 (A)     52,438
                                --------------------------------------
BALANCE SHEET MEASURES
Average business credit card
 receivables                       646,934   2,513,053      3,159,987
Ending business credit card
 receivables                       709,991   2,511,030      3,221,021
Business credit card
 receivables:
   30 days or more delinquent       29,552     112,674        142,226
   90 days or more delinquent       14,305      54,354         68,659
   Net principal charge-offs        10,448      40,740         51,188


                                          Three Months Ended
                                          September 30, 2003
                                --------------------------------------
                                  Advanta                    Advanta
                                 Business                   Business
                                   Cards    Securitization    Cards
                                    GAAP      Adjustments    Managed
                                ----------- -------------- -----------
INCOME STATEMENT MEASURES
Interest income                 $   31,597  $   83,380     $  114,977
Interest expense                    12,339       9,357         21,696
Net interest income                 19,258      74,023         93,281
Securitization income               28,558     (28,558)             0
Servicing revenues                   9,549      (9,549)             0
Other revenues, net                 26,947       7,672         34,619
Total noninterest revenues          65,054     (30,435)        34,619
Provision for credit losses         16,544      43,588 (A)     60,132
                                --------------------------------------
BALANCE SHEET MEASURES
Average business credit card
 receivables                       734,715   2,124,472      2,859,187
Ending business credit card
 receivables                       533,398   2,343,221      2,876,619
Business credit card
 receivables:
   30 days or more delinquent       30,681     146,206        176,887
   90 days or more delinquent       14,225      67,795         82,020
   Net principal charge-offs        15,544      43,588         59,132

(A) The provision for credit losses includes the amount by which the provision for credit losses would have been higher had the securitized receivables remained as owned and the provision for credit losses on securitized receivables been equal to actual reported charge-offs.

    CONTACT: Advanta Corp.
             Investor Relations:
             David Weinstock, 215-444-5335
             dweinstock@advanta.com
              or
             Communications:
             Jennifer Lyons, 215-444-5073
             AdvantaCommunications@advanta.com